Unsecured Convertible Loan (Tables)	12 Months Ended
Jul. 31, 2020
Unsecured Convertible Loan
Schedule of Used to Determine the Fair Value of the Convertible Notes

The following assumptions were used to determine the fair value of the Convertible Notes:

	September 10, 2019 (at the repayment date)	July 31, 2019 (at year end)
Risk-free interest rate	1.6%	2.03%
Expected volatility	57%	76%
Share price	$19.50	$19.50
Expected dividend yield	0%	0%
Annual loan interest rate	5%	5%
CAD/USD exchange rate	1.3153	1.3148

Schedule of Total Interest Expense and Loss Due to the Change in Fair Value

Total interest expense and loss due to the change in fair value, charged to the consolidated statements of operations and comprehensive loss for the years ended July 31, 2020, 2019 and 2018 are as follows:

	Year ended
	July 31,
	2020	2019	2018

Interest expense	$2,256	$31,317	$20,364
Change in fair value	$(79,119)	$420,585	$(407,709)